Packet8

Communication for the Broadband Generation

1-866-TRY-VOIP

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8x8, Inc. (Nasdaq:EGHT) Company Overview

September 18, 2006

Safe Harbor Statement

- *During the course of this meeting, and any question and answer and demonstration period afterwards, representatives of the Company may make forward-looking statements regarding future events or the future financial performance of the Company, including statements about future events based on current expectations, potential product development efforts, near and long-term objectives, potential new business, strategies, organization changes, changing markets, future business performance and outlook. Such statements are predictions only, and actual events or results could differ materially from those made in any forward-looking statements due to a number of risks and uncertainties. Actual results and trends may differ materially from historical results or those projected in any such forward-looking statements depending on a variety of factors. These factors include, but are not limited to, customer acceptance and demand for our VoIP products and services, the reliability of our services, the prices for our services, customer renewal rates, customer acquisition costs, actions by our competitors, including price reductions for their telephone services, potential federal and state regulatory actions, compliance costs, potential warranty claims and product defects, our needs for and the availability of adequate working capital, our ability to innovate technologically, the timely supply of products by our contract manufacturers, potential future intellectual property infringement claims that could adversely affect our business and operating results, and our ability to retain our listing on the NASDAQ Capital Market. For a discussion of such risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements, see "Risk Factors" in the Company's reports on Forms 10-K and 10-Q, as well as other reports that 8x8, Inc. files from time to time with the Securities and Exchange Commission. All forward-looking statements are qualified in their entirety by this cautionary statement, and 8x8, Inc. undertakes no obligation to update publicly any forward-looking statement for any reason, except as required by law, even as new information becomes available or other events occur in the future.*

- *Please refer to our most recent filings with the Securities and Exchange Commission which contain and identify additional information covering factors that could cause the results to differ materially from those contained in our projections or forward-looking statements.*

Packet8

Who is 8x8?



- **Founded – 1987**
- **IPO – 1997**
  Nasdaq:EGHT
- **Internet telephony innovator:**

– Launched service – www.packet8.net	November 2002
– First Virtual Office business plan	March 2004
– First consumer VoIP E911 offering	June 2004
– First consumer VoIP videophone service	June 2004
– First integrated cordless phone offering	July 2005
– Announced partnership with BellSouth	November 2005
– Launch of voice/video softphone service	July 2006
– First reliable FAX over IP service	September 2006

Packet8

Financial Summary

EGHT Stock Performance (all data as of 9/15/2006)



EGHT (Daily) 0.98
Volume 355,075
2.50
2.40
2.30
2.20
2.10
2.00
1.90
1.80
1.70
1.60
1.50
1.40
1.30
1.20
1.10
1.00
0.90
0.80
0.70
40M
35M
30M
25M
20M
15M
10M
5M
Sep
Oct
Nov
Dec
2006
Feb
Mar
Apr
May
Jun
Jul
Aug
Sep



VoIP Sector Equity Performance
VOII.OB
VG
ITUI.OB
EGHT
DVW
DDDC
CALL
-100%
-50%
0%
50%
100%
Since Vonage IPO
YTD Performance

Packet8

Selected Income Statement Data

(in millions, except per share and line amounts)

(6/2006 results include stock option expense of $663K, or 5.4% of revenues for the quarter. We were not required to report such expense in prior quarters.)

Quarter Ended	12/05	3/06	6/06
Total Revenues	$8.5	$10.3	$12.3
Gross Profit	1.8	3.4	4.6
*Margin %**	*21.2%*	*33.2%*	*37.0%*
Op Ex	8.7	10.4	10.6
Net Loss	($6.8)	($6.6)	($5.7)
EPS	($0.12)	($0.11)	($0.09)
Lines in Service	113,000	133,000	151,000
*Margin Detail			
Service Margin %	*51%*	*52%*	*53%*
Product Margin %	*(96%)*	*(60%)*	*(36%)*

Selected Balance Sheet Data

(in millions)

	30-Jun-06
Cash and Investments	$17.8
Total Assets	20.8
Total Debt	0.0
Stockholders' Equity	$15.0
Shares Outstanding	61.0

Packet8

8x8, Inc.

Packet8 Revenues



Revenue (thousands)
$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$0
4Q03
2Q04
4Q04
2Q05
4Q05
2Q06
4Q06
Fiscal Quarter (year end is 3/31)

- 10 consecutive quarters of increasing revenues
- Raised $60M to date to fund Packet8

Financial & Operational Highlights

Fiscal Q1 (Quarter ended Jun 30 ‘06)

- **19% increase in revenues over the Mar ’06 quarter**
- **Quarterly revenue more than doubled same period last year**
- **Quarterly net loss narrowed 14%** (including stock option expense of $663K, or 5.4% of revenues for the quarter. We were not required to report such expense in prior quarters.)
- **Sold more than 8,900 new Virtual Office lines, 23% of quarterly new line sales**



Subscriber Lines in Service
160,000
140,000
120,000
100,000
80,000
60,000
40,000
20,000
0
Jun '04
Dec '04
Jun '05
Dec '05
Jun '06

Packet8

Gross Margin Improvements – Business & Video Services

- **Sustainable business models**
  - Gross margins are higher for both video and business services
    - June 30 '06: Virtual Office was 19% of deployed lines, but represented approximately 25% of Packet8 revenues
    - Higher margins also result from more on-net, IP-to-IP traffic and fewer per-line PSTN minutes
  - Churn is lower
    - Business services generate our lowest churn – quality of service
  - Collection rates are higher for business customers

- **Defendable market segments**
  - Technology to provide these services is specialized
  - 8x8 has been issued 62 United States patents to date

Gross Margin Improvements – Other Sources

- **Equipment costs are declining**
  - Product margins have improved from (96%) to (36%) in two quarters and will continue to improve as we have eliminated free activation effective 7/1/2006.
- **Network termination & origination costs are declining**
  - We have added two additional wholesale carriers and are utilizing least-cost routing to optimize call cost & quality
- **Customer service costs are declining on a per-line basis**

Packet8

8x8, Inc.

8x8's Strategy is Working

- **Monthly net loss has narrowed to less than $1M**

Numbers are unaudited and include stock-based compensation charges of $663K for the first fiscal quarter (quarter ended June 2006). Stock-based compensation charges for July and August are estimated on the assumption that the stock-based compensation charges for the quarter ending September 2006 will equal the previous quarter's.



Net Loss
(thousands)
$0
-$500
-$1,000
-$1,500
-$2,000
-$2,500
Apr '06
May '06
June '06
July '06
Aug '06

Packet8

8x8's Strategy is Working

- Forecasting that monthly positive cash flow will be achieved during calendar Q1 2007

- Forecasting that cash bottoms at approximately $10M

Based on these assumptions:

- 8x8 is not seeking additional capital

- 8x8 is not planning a reverse stock split

8x8, Inc.

Packet8

Residential Market & Services

Packet8 Residential Voice Offerings

- **$19.99/month residential plan**
  - US phone number of your choice + unlimited US & Canada calls
    - More than 4,000 rate centers available
  - Includes: Voicemail, caller ID, call waiting, 3-way calling, call forwarding, "*"-dialing features, call waiting caller ID, caller ID blocking, number portability, FAX support, distinctive ringing for virtual numbers, 7-digit dialing, voicemail-to-email, find me/follow me, simultaneous ring, network unavailable forwarding
  - Nomadic, roaming E911 - $1.99/month






Packet8

Packet8

Packet8 Softphones & Videophones

- **VoIP with free video**
  - Free softphone
    - Free in-network calling
    - $5.99/month PSTN service
  - $199 videophone (direct)
    - $19.99/month service
    - Includes all residential voice services + free video
- **TV-like 2-way video**
  - "Star Trek Experience"
  - Just like using a telephone
- **Enables new services**
  - 3-way multipoint conferencing


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Calls & Contacts
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14083294824
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14086874660
14086874660
14083294824
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19252712594
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14083294824
14083294824
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Packet8

Small, "Micro" & Home Business Market and Services

U.S. Small Business Market

- 99% of all Businesses are SMBs



Fortune 1000 – Just the tip!

Large Business (1,000+) – 8K

Mid-size Business (100–999) – 93K

Small Business (<100) – 7.9M

Home Business – 15M

Packet8

8x8, Inc.

Packet8 Virtual Office™


Packet8

- **Groups individual Packet8 lines into a virtual PBX**
  - Extensions can be located anywhere in the world
- **Targets small businesses with "extension-based" feature sets**



- **Compelling price**
  - $39.99 per month per extension
  - Unlimited calls in the U.S. and Canada
  - International rates @ residential prices


Packet8 Virtual Office
Auto Attendant Configuration Tool
Help Example
Business Hours
Main Menu

- **Broad list of PBX features**
  - Personalized auto-attendant
  - Call transfers
  - Reservation-based conference bridge
  - Receptionist application

Packet8

8x8, Inc.

Value proposition for small businesses





- **Small businesses are used to large phone bills from legacy providers as a cost of doing business.**
  - Many are still paying $0.05-$0.07/minute for local calls!
- **Before Packet8 Virtual Office, small businesses had two choices for a multi-line phone system**
  - Centrex services (geographical limitations, expensive)
  - Low-end key system with high cost of acquisition, high cost of ownership, and limited features
- **Packet8 Virtual Office 10-extension, full-featured service with all long-distance: $400/month**
  - Lowers operating expenditures for businesses

Packet8

8x8, Inc.

New for 2006

New Business IP FAX Services

- Nationwide, reliable business-quality FAX over IP service
- FAX services can be immediately provisioned on the 2nd line of any Packet8 Virtual Office business phone terminal adapter



LINE 1
LINE 2
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Packet8

Packet8 Softalk v. 1.5 / Softalk Office

- **Enhanced user interface with H.264 video**
  - Twice the video quality at the same bandwidth
- **Seamless integration with Packet8 Virtual Office**
  - Included with the Intel 600SM PCI Phone Adapter on new motherboard reference designs



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Packet8

New Packet8 Videophone

- **H.264 video** (twice the video quality of the current DV326 videophone at the same bandwidth)
- **Cost below $200**
- **Available January 2007**


Packet8

Packet8

Summary







Packet8
VideoPhone
HELLO
hallo
hola
Ciao

- **Achieving positive cash flow and profitability is 8x8's highest priority**
- **8x8's differentiated VoIP services are not just about lower phone bills – they're also about things you cannot do with a legacy phone line**
  - Customizable business-class telecommunications services for small and multi-office businesses
  - Videophones, virtual numbers, find-me, softphone services
  - Seeing your kids every night when you travel on business
- **Consumers and businesses that try VoIP will switch to VoIP and never go back**

Packet8

8x8, Inc.